                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406


                                February 24, 1998


PNC Bank, National Association,
  as Agent
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA  15222-2707
Attn:  Marcie Knittel, Vice President

                  RE: Fourteenth Amendment to Credit Agreement (the "Fourteenth
                      Amendment") Dear Marcie:

         We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

         The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

         The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:


                                    AGREEMENT

         1. Amendment of Credit Agreement

         The parties hereto do hereby modify and amend the Credit Agreement as follows:

                           (a) Section 8.02(d) [Liquidations, Mergers,
Consolidations, Acquisitions] is hereby amended by deleting in its entirety subsection (ii)(g) and inserting in lieu thereof, the following:

                                    "(g) the Consideration paid by the Loan
         Parties for each Permitted Acquisition shall not exceed Thirty Million Dollars ($30,000,000), and after giving effect to such Permitted Acquisition, the Consideration paid by the Loan Parties for all Permitted Acquisitions made during the current fiscal year of the Loan Parties shall not exceed Two Hundred Twenty-Five Million Dollars ($225,000,000) in the fiscal year of the Loan Parties ending June 30, 1998 and One Hundred Fifty Million Dollars ($150,000,000) in each fiscal of the Loan Parties thereafter (the "Annual Permitted Acquisition Amount") provided that in no event shall the portion of the Annual Permitted Acquisition Amount utilized to make Permitted Acquisitions of physician practices in the specialty of occupational medicine exceed Forty Million Dollars ($40,000,000) in any fiscal year and in no event shall the portion of the Annual Permitted Acquisition Amount utilized to make Permitted Acquisitions of Professional Employment Organizations in any fiscal year prior to the fiscal year during which the Spin-Off Consummation occurs exceed Forty-Five Million Dollars ($45,000,000). Notwithstanding anything in this Agreement to the contrary, for periods on or after March 31, 1997, no portion of the Annual Permitted Acquisition Amount shall be utilized to make Permitted Acquisitions of Professional Employment Organizations, and"



         2. Conditions of Effectiveness.

         The effectiveness of this Fourteenth Amendment is expressly conditioned upon (i) the Agent's receipt of counterparts of this Fourteenth Amendment duly executed by the Borrowers, the Guarantors, the Banks.

         This Fourteenth Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this
Section 2.


         3. Consent of Required Banks.

         Pursuant to Section 11.01 of the Credit Agreement, this Fourteenth Amendment shall require the written consent of the Required Banks.


         4. Full Force and Effect.

         Except as expressly modified and amended by this Fourteenth Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

         5. Costs, Expenses, Disbursements.

         The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Fourteenth Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.


         6. Counterparts.

         This Fourteenth Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.


         7. Governing Law.

         This Fourteenth Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                 [Signature Page 1 of 8 to Fourteenth Amendment]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                       BORROWERS AND GUARANTORS:

ATTEST: NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on
                                       Schedule 6.01(c) of the Credit Agreement
                                       (which Schedule is attached hereto as
                                       Exhibit I) and each of the GUARANTORS
                                       listed on Schedule 6.01(c) of the Credit
                                       Agreement (which Schedule is attached
                                       hereto as Exhibit I), other than those
                                       listed below


By: /s/ Richard Binstein               By: /s/ Richard A. McDonald

[Seal]                                 Richard A. McDonald [Name], the Vice
                                       President and Treasurer       [Title] of
                                       each Borrower and Guarantor listed on
                                       Schedule 6.01(c) of the Credit Agreement
                                       (which Schedule is attached hereto as
                                       Exhibit II), other than those listed
                                       below, which is a corporation and of each general partner of each Borrower and Guarantor which is a partnership

                                       Address for Notices for each of the
                                       foregoing Borrowers and Guarantors:

                                       1016 West Ninth Avenue
                                       King of Prussia, PA  19406

                                       Telecopier No. (610) 992-3328
                                       Attention:  Chief Financial Officer
                                       Telephone No.  (610) 992-7200

                 [Signature Page 2 of 8 to Fourteenth Amendment]



                                       AGENT:

                                          PNC BANK, NATIONAL ASSOCIATION, as
                                          Agent


                                          By: /s/  Justin J. Falgione
                                              ---------------------------------
                                          Title: Asst. Vice President
                                                -------------------------------

                                          Address for Notices:

                                          One PNC Plaza
                                          249 Fifth Avenue
                                          Pittsburgh, PA  15222-2707

                                          Telecopier No. (412) 762-2784
                                          Attention: Regional Healthcare Group
                                          Telephone No.  (412) 762-8343


                                       BANKS:

                                          PNC BANK, NATIONAL ASSOCIATION


                                          By: /s/ Justin J. Falgione
                                             ----------------------------------
                                          Title: Asst. Vice President
                                                -------------------------------

                                          Address for Notices:

                                          One PNC Plaza
                                          249 Fifth Avenue
                                          Pittsburgh, PA  15222-2707

                                          Telecopier No. (412) 762-2784
                                          Attention: Regional Healthcare Group
                                          Telephone No.  (412) 762-8343

                 [Signature Page 3 of 8 to Fourteenth Amendment]


                                       CORESTATES BANK, N.A.

                                       By: /s/ Dierdre L. McAleer
                                          -------------------------------------
                                       Name: Dierdre L. McAleer
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       Address for Notices:

                                       1339 Chestnut Street
                                       P.O. Box 7618
                                       FC 1-8-3-22
                                       Philadelphia, PA  19101

                                       Telecopier No. (215) 973-2738
                                       Attention:  Jennifer W. Leibowitz
                                                      Assistant Vice President
                                       Telephone No.  (215) 786-3972

                                       FIRST UNION NATIONAL BANK

                                       By: /s/ Joseph H. Towell
                                          -------------------------------------
                                       Name: Joseph H. Towell
                                            -----------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

                                       Address for Notices:

                                       One First Union Center
                                       301 S. College Street
                                       Charlotte, NC  28288-0735

                                       Telecopier No. (704) 383-9144
                                       Attention: Terence Moore
                                                   Assistant Vice President
                                       Telephone No.  (704) 383-5212

                 [Signature Page 4 of 8 to Fourteenth Amendment]


                                       FLEET NATIONAL BANK

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       Address for Notices:

                                       Health Care and Institutions Group
                                       Fleet Center MA BOF 04A
                                       75 State Street
                                       Boston, MA  02109-1810

                                       Telecopier No.  (617) 346-0610
                                       Attention:  Maryann S. Smith
                                                    Vice President
                                       Telephone No.   (617) 346-1594

                                       MELLON BANK, N.A.

                                       By: /s/ Colleen Tuncuffe
                                          -------------------------------------
                                       Name: Colleen Tuncuffe
                                            -----------------------------------
                                       Title: AVP
                                             ----------------------------------

                                       Address for Notices:

                                       Healthcare Banking
                                       Plymouth Meeting/Exec. Campus
                                       610 W. Germantown Pike
                                       Suite 200/AIM #19E-0246
                                       Plymouth Meeting, PA  19462

                                       Telecopier No. (610) 941-4136
                                       Attention: Colleen Cunniffe
                                                    Assistant Vice President
                                       Telephone No. (610) 941-8426

                 [Signature Page 5 of 8 to Fourteenth Amendment]


                                       NATIONSBANK, N.A.


                                       By: /s/  Kevin Wagley
                                          -------------------------------------
                                       Name: Kevin Wagley
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       Address for Notices:

                                       Healthcare Finance Group
                                       One NationsBank Plaza
                                       Fifth Floor
                                       Nashville, TN 37239-1697

                                       Telecopier No. (615) 749-4640
                                       Attention:  Kevin Wagley
                                                      Vice President
                                       Telephone No. (615) 749-3802

                                       THE BANK OF NEW YORK


                                       By: /s/ Peter H. Abdill
                                          -------------------------------------
                                       Name: Peter H. Abdill
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       Address for Notices:

                                       Northeast Division
                                       One Wall Street
                                       21st Floor
                                       New York, NY  10286

                                       Telecopier No. (212) 635-7978
                                       Attention:                 Peter Abdill
                                                    Vice President
                                       Telephone No. (212) 635-6987

                 [Signature Page 6 of 8 to Fourteenth Amendment]


                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                       By: /s/ Janet P. Sammons
                                          -------------------------------------
                                       Name: Janet P. Sammons
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       Address for Notices:

                                       Healthcare Banking Group
                                       0-1101, Tower 10
                                       200 South Orange Avenue
                                       Orlando, FL  32801

                                       Telecopier No. (407) 237-5489
                                       Attention:  Jeffrey R. Dickson
                                                    First Vice President
                                       Telephone No. (407) 237-4541


                                       BANK ONE, KENTUCKY, NA


                                       By: /s/ Todd D. Munson
                                          -------------------------------------
                                       Name: Todd D. Munson
                                            -----------------------------------
                                       Title: Senior Vice President
                                              ---------------------------------

                                       Address for Notices:

                                       Internal Zip KY1-2216
                                       416 West Jefferson Street
                                       Louisville, KY 40202


                                       Telecopier No. (502) 566-2367
                                       Attention:  Todd Munson
                                                    Sr. Vice President
                                       Telephone No. (502) 566-2640

                 [Signature Page 7 of 8 to Fourteenth Amendment]


                                       THE FUJI BANK, LIMITED
                                       NEW YORK BRANCH


                                       By: /s/ Stephen Chin
                                          -------------------------------------
                                       Name: Stephen Chin
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       Address for Notices:

                                       Two World Trade Center
                                       New York, New York  10048

                                       Telecopier No. (212) 898-2907
                                       Attention:  Robert O'Brien
                                                    Assistant Vice President
                                       Telephone No. (212) 898-2442


                                       CRESTAR BANK


                                       By: /s/ Leesa McShane
                                          -------------------------------------
                                       Name: Leesa McShane
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       Address for Notices:

                                       120 East Baltimore Street
                                       25th Floor
                                       Baltimore, MD  21203-7307


                                       Telecopier No. (410) 986-1670
                                       Attention:  Leesa McShane
                                                    Vice President
                                       Telephone No. (410) 986-1672

                 [Signature Page 8 of 8 to Fourteenth Amendment]


                                       BANK OF TOKYO - MITSUBISHI TRUST COMPANY


                                       By: /s/ Douglas J. Weir
                                          -------------------------------------
                                       Name: Douglas J. Weir
                                            -----------------------------------
                                       Title: Vice President
                                             ----------------------------------

                                       Address for Notices:

                                       US Corp. Banking Division
                                       1251 Avenue of the Americas
                                       New York, New York  10020-1104

                                       Telecopier No. (212) 782-4935
                                       Attention:  Ned Komar
                                                    Vice President
                                       Telephone No. (212) 782-4584


                                       AMSOUTH BANK


                                       By: /s/ J. Ken DiFetta
                                          -------------------------------------
                                       Name: J. Ken DiFetta
                                            -----------------------------------
                                       Title: Commercial Banking Officer
                                             ----------------------------------

                                       Address for Notices:

                                       1900 5th Avenue North
                                       Birmingham, AL 35203


                                       Telecopier No. (205) 326-4790
                                       Attention:  Ken DiFatta
                                                    Commercial Banking Officer
                                       Telephone No. (205) 801-0358

STATE OF GEORGIA

COUNTY OF FULTON


         On the 17th day of February, 1998 personally appeared Janet Sammons, as the Vice President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Fourteenth Amendment and Consent dated as of 2/24, 1998 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                                     /s/    Tonya Adams
                           ----------------------------------------------------
                           Signature of Notary Public, State of Georgia


                                                     Tonya Adams
                           (Print, Type or Stamp Commissioned Name of Notary Public) Personally known ____X_____; OR Produced Identification Type of identification produced: